SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 13, 1997


                                Alyn Corporation
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                            000-21153                      33-0709359
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(State or Other                    (Commission               (I.R.S. Employer
Jurisdiction of                    File Number)                Identification
incorporation)                                                            No.)




                   16761 Hale Avenue, Irvine, California 92606
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               (Address of Principal Executive Offices) (Zip Code)


                                 (714) 475-1525
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)





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ITEM 5.   Other Events.

          On May 14, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it had signed an exclusive customer agreement (the "Agreement") with True Temper Sports ("True Temper") for Boralyn(R)-based golf club shafts. A copy of the Agreement, with portions redacted therefrom pursuant to a request for confidential treatment, is attached hereto as Exhibit 99.2.

          True Temper will remain the Registrant's exclusive worldwide customer for golf shaft production through August 31, 2003, subject to its meeting minimum annual order volume requirements, specified in the Agreement, during each of the five annual periods during the term of the Agreement, commencing with the twelve months ending August 31, 1999, through the twelve months ending August 31, 2003. The minimum annual order volume requirements to maintain exclusivity increase over the term of the Agreement, and the aggregate dollar value of all five minimum annual order value requirements is approximately $25.8 million. Minimum quarterly order volume requirements will be mutually agreed upon by True Temper and the Registrant. The aggregate dollar amounts of True Temper's minimum order requirements are subject to reduction for volume purchases as specified in the Agreement. The termination date of the Agreement and the ending dates of the twelve-month sales periods described above may vary, depending upon the occurrence of certain events as specified in the Agreement. Should True Temper fail to submit purchase orders for the minimum amounts specified in the Agreement, the customer relationship between True Temper and the Registrant shall cease to be exclusive.

ITEM 7.   Financial Statements and Exhibits.

(c)  Exhibits.

99.1.    Press release of the Registrant, dated May 14, 1997.

99.2. Exclusive Customer Agreement, dated as of May 13, 1997, by and between True Temper Sports and the Registrant.*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALYN CORPORATION
                                  (Registrant)


Date: June 27, 1997
                                  By:  /s/ Walter R. Menetrey
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                                       Name: Walter R. Menetrey
                                       Title: Executive Vice President and
                                              Chief Operating Officer



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EXHIBIT INDEX

Exhibit

99.1.    Press release of the Registrant, dated May 14, 1997.

99.2. Exclusive Customer Agreement, dated as of May 13, 1997, by and between True Temper Sports and the Registrant.*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.


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